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                                                                      Exhibit 23
               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statements Form S-3 (Nos. 33-54587, 33-50930 and 33-52155) and Form S-8 (Nos.
33-48178, 33-57327, 33-40652 and 33-40653) and in the related Prospectuses of our report dated January 26, 1995, with respect to the Consolidated Financial Statements of Southwest Airlines Co. for the year ended December 31, 1994, included in the Current Report on Form 8-K.

                                                               ERNST & YOUNG LLP

Dallas, Texas
February 24, 1995